Exhibit 10.1

AMENDMENT NO. 2 TO RESTRUCTURING SUPPORT AGREEMENT

This Amendment No. 2 (this “Amendment No. 2”), dated as of August 12, 2016, is made by the HERO Entities and each of the Ad Hoc Group Members that is a party hereto. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement (as defined below).

WHEREAS, the HERO Entities and the Ad Hoc Group Members are parties to that certain Restructuring Support Agreement, dated May 26, 2016, as amended by the Amendment to the Restructuring Support Agreement, dated July 8, 2016 (as may be further amended, modified or supplemented from time to time, the “Agreement”);

WHEREAS, Section 26 of the Agreement provides, among other things, that the Agreement may be amended with the written consent of (i) each of the HERO Entities and (ii) the Requisite Consenting Lenders; and

WHEREAS, the parties desire to amend the Agreement in order to extend the timeline for (a) the entry of the Disclosure Statement Order and Confirmation Order and (b) the consummation of the Plan.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Section 6(i) of the Agreement is hereby amended such that (i) the reference to “August 12, 2016” therein is changed to “September 30, 2016.”

2.	Section 6(j) of the Agreement is hereby amended such that the reference to “August 26, 2016” therein is changed to “October 14, 2016.”

3.	Point 7 of the “Milestones” subsection of the Term Sheet is hereby amended such that the reference to “August 12, 2016” therein is changed to “September 30, 2016.”

4.	Point 8 of the “Milestones” subsection of the Term Sheet is hereby amended such that the reference to “August 26, 2016” therein is changed to “October 14, 2016.”

5.	This Amendment No. 2 and the Agreement (including the Term Sheet that is attached to, and fully incorporated in, the Agreement), together, contain the complete agreement among the HERO Entities and the Ad Hoc Group Members and supersede any prior understandings, agreements, letters of intent or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the Agreement, as amended hereby, shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed to be effective as of the date first written above.

HERCULES OFFSHORE, INC.

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Senior Vice President & CFO

CLIFFS DRILLING COMPANY
FDT LLC
FDT HOLDINGS LLC
HERCULES DRILLING COMPANY, LLC
HERCULES OFFSHORE LIFTBOAT COMPANY LLC
HERO HOLDINGS, INC.
SD DRILLING LLC
THE OFFSHORE DRILLING COMPANY
THE ONSHORE DRILLING COMPANY
TODCO AMERICAS INC.
TODCO INTERNATIONAL INC.
HERCULES LIFTBOAT COMPANY, LLC
HERCULES OFFSHORE SERVICES LLC
HERCULES OFFSHORE INTERNATIONAL, LLC

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

DISCOVERY OFFSHORE (GIBRALTAR) LIMITED

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Authorized Signatory

By:	/s/ Beau M. Thompson
Name:	Beau M. Thompson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

HERCULES OFFSHORE (NIGERIA) LIMITED

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

DISCOVERY NORTH SEA LTD. DISCOVERY OFFSHORE SERVICES LTD.
HERCULES ASSET MANAGEMENT LTD.
HERCULES INTERNATIONAL DRILLING LTD.
HERCULES INTERNATIONAL HOLDINGS, LTD.
HERCULES INTERNATIONAL MANAGEMENT COMPANY LTD.
HERCULES INTERNATIONAL OFFSHORE, LTD.
HERCULES NORTH SEA, LTD. HERCULES OFFSHORE ARABIA, LTD. HERCULES OFFSHORE HOLDINGS LTD.
HERCULES OFFSHORE MIDDLE EAST LTD.
HERCULES OILFIELD SERVICES LTD.
TODCO TRINIDAD LTD.

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

HERCULES OFFSHORE LABUAN CORPORATION

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

HERCULES BRITANNIA HOLDINGS LIMITED
HERCULES BRITISH OFFSHORE LIMITED
HERCULES NORTH SEA DRILLER LIMITED
HERCULES OFFSHORE UK LIMITED

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

LUMINUS ENERGY MASTER FUND, LTD., as Lender

By:	/s/ Jeffrey Wade
Name:	Jeffrey Wade
Title:	General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

By: T. ROWE PRICE ASSOCIATES, INC., as investment advisor

By:	/s/ Rodney M. Rayburn
Name:	Rodney M. Rayburn
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as investment manager on behalf of certain of its clients:

By:	/s/ Steven Kotsen
Name:	Steven Kotsen
Title:	Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

BLACKWELL PARTNERS LLC – SERIES A

By: Bowery Investment Management, LLC, its Manager

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

BOWERY OPPORTUNITY FUND, L.P.

By: Bowery Opportunity Management, LLC, its General Partner

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

BOWERY OPPORTUNITY FUND, Ltd.

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Director

P BOWERY, LTD

By: Bowery Investment Management, LLC, its investment manager

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

THIRD AVENUE TRUST, on behalf of the THIRD AVENUE FOCUSED CREDIT FUND

By: Third Avenue Management, LLC, as investment advisor

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

SOUTH DAKOTA RETIREMENT SYSTEM

By:	/s/ Matthew L. Clark
Name:	Matthew L. Clark
Title:	State Investment Officer on behalf of the South Dakota Retirement System

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

WESTERN ASSET MANAGEMENT COMPANY, as Investment Manager for Certain of its Clients

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S. Legal Affairs

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

QPB HOLDING LTD., as Lender

By:	/s/ Thomas L. O’Grady
Name:	Thomas L. O’Grady
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]

QUANTUM PARTNERS LP, as holder of HERO Equity Interests

By: QP GP LLC, its General Partner

By:	/s/ Thomas L. O’Grady
Name	Thomas L. O’Grady
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AGREEMENT]